                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2001

                               BSB BANCORP, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                   0-17177           16-1327860
----------------------------------   -------------     ----------------------
  (State or other jurisdiction        (Commission      (IRS Employer
       of incorporation)              File Number)     Identification No.)

               58-68 Exchange Street, Binghamton, New York 13901
               -------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (607) 779-2525
                                                           --------------

                                 Not Applicable
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         -------------

          On April 19, 2001, BSB Bancorp, Inc. ("BSB Bancorp") issued a press release describing its results of operations for the first quarter of 2001. That press release is filed as Exhibit 99.1 to this report. On April 20, 2001, BSB Bancorp held an analyst conference call during which BSB Bancorp discussed its first quarter results. The text of management's presentation for that call is filed as Exhibit 99.2 to this report.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------



(a)  Not applicable.


(b)  Not applicable.


(c)  Exhibits.


     Exhibit
     No.       Description
     ---       -----------

     99.1      Press release, dated April 19, 2001.

     99.2 Text of management's presentation during analyst conference call held April 20, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BSB BANCORP, INC.
                             -----------------

                             (Registrant)

                             /s/ Howard W. Sharp
                             -------------------------------------
                             Howard W. Sharp
                             President and Chief Executive Officer





Date: April 20, 2001
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                                  EXHIBIT INDEX


     Exhibit
     No.       Description
     ---       -----------

     99.1      Press release, dated April 19, 2001.

     99.2 Text of management's presentation during analyst conference call held April 20, 2001